Exhibit 99.1

       1  InvestorPresentation 2017

   WelcomeJack Monti, CFADirector, Investor Relations

 Forward-looking statements  3  Safe Harbor StatementThis presentation contains forward-looking statements, which may concern our plans, objectives, outlook, goals, strategies, future events, future net sales or performance, capital expenditures, financing needs, future restructuring, plans or intentions relating to expansions, business trends and other information that is not historical information. All forward-looking statements are based upon information available to us on the date of this release and are subject to risks, uncertainties and other factors, many of which are outside of our control, which could cause actual results to differ materially from the results discussed in the forward-looking statements. Risks that could cause such results to differ include: failure to capitalize on, and volatility within, the Company's growth drivers, including internet connectivity, clean energy, and safety and protection, as well as specific market and industry trends within these growth drivers; business, economic and political conditions in the United States and abroad, particularly in China, South Korea, Germany, Hungary and Belgium, where we maintain significant manufacturing, sales or administrative operations; fluctuations in foreign currency exchange rates; research and development efforts; competitive developments; business development transactions and related integration considerations; the outcome of ongoing and future litigation, including our asbestos-related product liability litigation; and changes in laws and regulations applicable to our business. For additional information about the risks, uncertainties and other factors that may affect our business, please see our most recent annual report on Form 10-K and subsequent quarterly reports on Form 10-Q filed with the Securities and Exchange Commission. Rogers Corporation assumes no responsibility to update any forward-looking statements contained herein except as required by law. ProjectionsToday’s presentation includes information related to projected industry conditions and forecasts obtained from internal industry research, publicly available information, and external surveys and market research. The publicly available information and external surveys and market research have been obtained from sources we believe to be reliable, but we cannot assure the accuracy and completeness of this information. We have not independently verified any of the data from third-party sources, and we have not ascertained the underlying economic assumptions relied upon within those sources. Similarly, our internal research and forecasts are based upon our management’s understanding of industry conditions, and such information has not been verified by independent sources. Forward-looking information obtained from these sources is subject to the same qualification and the additional uncertainties regarding the other forward-looking statements in this presentation.Today's presentation is not an offer to sell or a solicitation of an offer to buy any of our securities.

Agenda



Executive overview

Bruce Hoechner

President and Chief Executive Officer, Principal Executive Officer



Power Electronics Solutions overview

Helen Zhang

Senior Vice President and General Manager, Power Electronics Solutions



Technology and innovation leadership

Bob Daigle

Senior Vice President and Chief Technology Officer



Elastomeric Material Solutions overview

Chris Shadday

Senior Vice President and General Manager, Elastomeric Material Solutions



Advanced Connectivity Solutions overview

Jeff Grudzien

Senior Vice President and General Manager, Advanced Connectivity Solutions



Financial overview

Janice Stipp

Senior Vice President and Chief Financial Officer, Principal Financial Executive

ROGERS CORPORATION 4

   Executive overviewBruce HoechnerPresident and Chief Executive Officer, Principal Executive Officer

A transformed company…

Leadership and culture	• Highly experienced leadership team driving disciplined execution of our proven strategy • Results-oriented "One Rogers" culture: ethical; team-based; customer-focused
Innovation	• Concentrated focus on higher market growth innovation opportunities • New product development capabilities expanding technology leadership
Operational excellence and diversification	• Operational excellence capabilities creating significant competitive advantages • Greater diversification of markets, customers and technology
"Top of the pyramid" portfolio	• Top of the pyramid portfolio positioning; technology leadership, customer service • Organic business and synergistic M&A offering strong growth opportunities

Fulfilling the "Promise of Rogers"
Well-positioned to deliver superior profitable growth over the long-term

ROGERS CORPORATION 6

Rogers business overview

Key business metrics
Full year 2016

$656M
1H'17 $405M
Sales

15.2%
1H'17 20.6%
Adjusted operating margin*



2016
1H'17
3%
4%
21%
23%
38%
42%
31%
38%
Sales by business unit
Advanced Connectivity Solutions
Elastomeric Material Solutions
Power Electronics Solutions
Other
Regional sales ("Ship to")
Asia
North America
Europe
2016
23%
25%
52%

Portfolio highlights

- High-performance materials
- Mission-critical applications
- Technology innovation and leadership
- Strong, collaborative customer relationships
- Engineer-to-engineer sales
- Global sales, manufacturing and technology footprint

Strong growth profile with significant margin expansion opportunities

*See reconciliation of adjusted operating margin to operating margin in the appendix, for both 2016 and the first half of 2017

ROGERS CORPORATION 7

The "One Rogers" Approach


Engage employees
Expand customer loyalty
Reward shareholders

Cultural behaviors driving results

- Live safely
- Trust
- Innovate
- Just decide
- Speak openly
- Simply improve
- Deliver results

Performance-driven, ethical culture driving exceptional results

ROGERS CORPORATION 8

 Focused strategy guiding the way  9  Targeting top-tier performance        Strategic intent…  Build and optimize businesses for profitable growth and scale through innovation and acquisitions  …leveraging our competencies…  For markets that demand performance, Rogers applies technical problem solving and engineering capabilities to identify, develop and deliver highly-engineered materials and solutions  …enabled by four pillars…    …to deliver…  Top quartile operating profit growth  Market-driven organization  Innovation leadership  Synergistic M&A  Operationalexcellence

Delivering results

Sales



1H '17
$405M
Over $157 million sales increase
$499
$538
$611
$641
$656
2012
2013
2014
2015
2016

- Growth through innovation and synergistic M&A
- Greater market diversification
- Expanded customer base

Adjusted operating margin*



1H '17
20.6%
+520 basis points increase
10.0%
12.6%
15.6%
15.4%
15.2%
2012
2013
2014
2015
2016

- Significant margin expansion
- Consistently strong margins
- Strategic R&D

Free cash flow**



1H '17
$55M
+$82 million of free cash flow
$17
$60
$56
$49
$99
2012
2013
2014
2015
2016

- Strong operating cash flow
- Disciplined capital allocation
- Investing in strategy and growth

Executing the strategy to create shareholder value

*See reconciliation in the appendix of adjusted operating margin to operating margin.
**Free cash flow calculated by subtracting GAAP capital expenditures from GAAP net cash provided by operating activities from continuing operations, with calculation in the appendix.

ROGERS CORPORATION

10

Market-driven innovation

Providing enabling solutions for:

TODAY's
Growth applications

TOMORROW's
Emerging market opportunities

Advanced Mobility

- HEV power modules
- EV batteries
- Vehicle electrification
- Advanced driver assistance systems



A history of enabling innovation for today's and tomorrow's solutions

Advanced Connectivity

- 4G/LTE power amplifiers
- Multiband antennas
- Mobile internet devices



Autonomous vehicles

Vehicle-to-vehicle communications

4.5G & 5G wireless infrastructure

Internet of Things (IoT)

ROGERS CORPORATION 11

Strong execution of synergistic M&A


MORE
differentiated

"Top of the Pyramid" criteria:

- Market and technology leadership
- Highly engineered applications
- Differentiated offerings
- Attractive financial profile

Q1 2011	Q1 2015	Q4 2016	Q1 2017	
curamik®	ARLON	DeWAL	Diversified Silicone Products	Future transactions…

Continuing focus on differentiated growth businesses

ROGERS CORPORATION 12

Vision for Rogers: 2020

Company positioning

- A market and innovation leader at the "top of the pyramid"
- A broad base of markets, customers and technology
- Operationally excellent
- Results-driven, ethical culture focused on employees, customers and shareholders

Financial objectives

Organic growth:
7-10%

$1.2B
Revenues

15%
Total growth

Synergistic M&A growth:
5-8%

20%
Adjusted operating margin

Deliver leading shareholder returns

ROGERS CORPORATION 13

   Technology and innovation leadershipBob Daigle Senior Vice President and Chief Technology Officer

 Heritage of innovation  15  Materials innovation is in our DNA

   “Top of the pyramid” focus  16  High performance differentiated solutions drive growth                            DIFFERENTIATED PERFORMANCE  DIFFERENTIATED PERFORMANCE  Market and technology leadershipHighly engineered applicationsDifferentiated offeringsAttractive financial profile  Rogers’focus

   Wirelessinfrastructure  Automotive safety / connectivity  Aerospace & defense  Advanced Connectivity Solutions  17  Enabling the world’s most critical connections  High frequency circuit materials

   Industrial automation  EV / HEV and vehicleelectrification  Renewableenergy  Power Electronic Solutions  18  Increasing efficiency, managing heat, ensuring reliability  High performance materials and power electronic components

   Sealing & vibration management  Portable electronicdevice protection  EV batterymaterials  Elastomeric Material Solutions  19  Protecting mission-critical components and devices  High reliability polymeric/elastomeric solutions

Market-driven innovation

Providing enabling solutions for:

TODAY's
Growth applications

TOMORROW's
Emerging market opportunities

Advanced Mobility

- HEV power modules
- EV batteries
- Vehicle electrification
- Advanced driver assistance systems



A history of enabling innovation for today's and tomorrow's solutions

Advanced Connectivity

- 4G/LTE power amplifiers
- Multiband antennas
- Mobile internet devices



- **Autonomous vehicles**
- **Vehicle-to-vehicle communications**
- **4.5G & 5G wireless infrastructure**
- **Internet of Things (IoT)**

ROGERS CORPORATION 20

 Market-driven innovation  21  Expanded Core  Current coretechnology  University collaboration  Internal development  Technology licensing  Business acquisitions  Unmet market needs

 Innovation centers  22  Partnering globally to speed innovation    Chandler, AZ  Burlington, MA  Suzhou, China

Examples from new product pipeline

Advanced Mobility



- New generation of **power semiconductor substrates** for wide bandgap semiconductors
- Low inductance integrated capacitor solutions for **EV applications**

Advanced Connectivity



- Dielectric-based **broadband antennas** for 5G infrastructure
- Smaller, decorrelated **antennas in handsets** for high order MIMO
- Extreme low-loss, high-speed platform enabling **50 GB/s per channel**
- **Heat absorbing materials** to reduce hotspots in portable electronics

Pursuing a wide range of market-driven opportunities

ROGERS CORPORATION 23

       Targeting advanced mobility and advanced connectivity opportunities      Technology and innovation summary  24  Heritage of innovation  Building on heritage of materials innovation  “Top of the pyramid”  Focusing on new platform top of the pyramid products   Organic growth drivers  Global collaboration  Pursuing global collaboration to speed innovation  Product pipeline  Expanding market-driven new product pipeline  Rogers continues to strengthen technology leadership position

   Advanced Connectivity SolutionsJeff Grudzien Senior Vice President and General Manager

ACS key messages

Near-term focus	• Continued 4G LTE spend supplemented by early 4.5G deployments • ADAS radar penetration exceeding consensus growth forecasts • Aerospace & Defense market providing steady growth
Growth drivers	• Rapidly increasing mobile data traffic requirements • Automotive autonomous driving and connectivity • The worldwide connection of everything to everything
Long-term outlook	• Established leaders in markets with positive growth tailwinds • Performance and reliability requirements provide high barrier to entry • Innovation is central to our strategy to diversify and differentiate

ACS well-positioned in rapidly expanding core markets

ROGERS CORPORATION 26

ACS business overview

Key business metrics
Full year 2016

$278 M
1H'17 $153 M
Sales

17.1%
1H'17 22.8%
Segment adjusted operating margin*



Vertical applications
Wireless infrastructure 41%
Aerospace & defense 20%
Auto safety / connectivity 20%
Other ACS 12%
Consumer electronics 7%
1H'17

Portfolio highlights
- Leader across market applications
- Expanded offering / solutions provider
- Trusted partner for innovation
- Strong customer loyalty / collaboration

Strong position to support customers and markets worldwide

*See reconciliation of segment adjusted operating margin to segment operating margin in the appendix, for both 2016 and the first half of 2017

ROGERS CORPORATION 27

ACS market applications

Market application		Next 5 years	Competitive Advantages
Auto safety / connectivity	20%		• Portfolio supports short, mid and long range sensors • Global leadership position in installed base • Reliability is a cornerstone value
Wireless infrastructure	41%		• Broad portfolio of high-frequency solutions • Trust based on leadership position in 2G/3G/4G • World-class technical expertise and problem solving
Aerospace & defense	20%		• Decades of high reliability excellence • Unique products for the toughest applications • Our consistent material performance is valued
ACS Business Unit			• Operating from a position of strength in target markets

Trusted to deliver innovation and reliability to markets that demand nothing less

ROGERS CORPORATION 28

Auto safety / connectivity

Drivers

- ADAS sensors prevalent in more vehicle platforms
- Radar is performance critical, supplemented by cameras / LIDAR
- Autonomous driving to require a higher number of sensors per vehicle
- Vehicle-Infrastructure, Vehicle-Vehicle communications increasing
- Consumer demand passed tipping point in connectivity and safety

Automotive Radar Sensor Volume*



(Units in millions)
3 year CAGR's
ABI: 70%
IHS: 22%
26
26
31
51
38
82
46
132
2016
2017
2018
2019
IHS
ABI

High growth from ADAS penetration and trend toward connected, autonomous vehicles

*Sources: IHS Markit, June 2017; ABI Research, December 2016

ROGERS CORPORATION 29

Wireless infrastructure

Drivers

- 4G LTE global population coverage at approximately 55% by end of 2016
- 4.5G being deployed to build faster networks and expand capacity
- Small cell, NB-IoT and LTE-M installations
- Fixed Wireless Access likely the first widespread 5G application
- Non-standalone 5G New Radio defined by industry

Global Mobile Data Traffic*



(Exabytes per month)
3 year CAGR: 51%
7
11
17
24
2016
2017
2018
2019

Accelerated 5G deployment will provide incremental growth

*Source: Cisco VNI Mobile, 2017

30

       Operational excellence initiatives      ACS summary  31  “Top of the pyramid”  Position at the top of the pyramid provides a value premium  Innovation  Trusted innovation partner across multiple application segments  Operational excellence  Global capabilities  Industry recognized, broad and deep global team for customer support  Market leader  Strong leadership position in attractive growing markets  ACS will continue to be a major contributor to Rogers’ sales and profit growth

   Power Electronics SolutionsHelen ZhangSenior Vice President and General Manager

PES key messages

Near-term focus

- Accelerate e-Mobility growth by solving unmet market needs
- Invest in micro-channel cooler (MCC) for high-end laser machine reliability
- Continue operational excellence initiatives and leverage pricing for profitable growth

Growth drivers

- Demand to reduce CO_2 emissions
- SiC chip adoption, which will drive demand for higher thermal conductivity substrates
- Increasing industrial automation

Long-term outlook

- Rapid growth in e-Mobility (EV/HEV + Vehicle Electrification)
- Ongoing adoption of Si Carbide (SiC) chip for e-Mobility and clean energy
- Accelerating demand for advanced manufacturing applications

PES is well-positioned for growth in e-Mobility and continues to drive profit improvement

ROGERS CORPORATION 33

PES business overview

Key business metrics
Full year 2016

$152 mm
1H'17 $87 mm
Sales

6.5%
1H'17 12.1%
Segment adjusted operating margin*



Micro channel coolers 8%
Others 5%
Mass transit 10%
Industrial 35%
Vertical applications
Renewable energy 16%
e-Mobility 26%
1H'17

Portfolio highlights

- Market leader in our product lines
- Well established global service network
- Experienced provider in automotive
- Strong customization design capability
- Engineer-to-engineer relationships
- Manufacturing in low-cost countries

Strong track record of top- and bottom-line growth

*See reconciliation of segment adjusted operating margin to segment operating margin in the appendix, for both 2016 and the first half of 2017

ROGERS CORPORATION 34

PES market applications

Market application		Next 5 years	Competitive Advantages
e-Mobility EV/PHEV and Vehicle Electrification	26%	↗	• Recognized technology leadership with OEMs and Tier 1 automotive customers • Unsurpassed product quality and reliability • Established, dependable supplier, 10+ years in market
Industrial UPS, VFD & MCC	43%	→	• Market-leading position in DBC substrates • Expertise in DBC, offering high-quality and reliability • Leading position in advanced feature offerings
Renewable energy	16%	→	• Market leader in DBC substrates for residential solar applications • Expertise in laminated busbars for high power solar and wind farms
PES Business Unit		→	• Broadening product offerings based on customer collaboration to reinforce and expand industry-leading position

Strong commercial base with industrial market leadership; e-Mobility is a major growth driver

ROGERS CORPORATION 35

 e-Mobility as a PES growth engine  36  Significant EV market adoption will drive e-Mobility growth  *Source: Bloomberg New Energy Finance  Global call to reduce air pollutionConsumer preference for lower emissions, government regulations and incentivesBattery improvements driving affordabilityIncreased number of EV OEMsHigher content in electrification features Start-stop also lowers CO2 emissions  Drivers    e-Mobility sales penetration*  (% of new car sales)          5%  4%  3%  2%  1%  0%  2015  2016  2017  2018  2019  2020  2021    EuropeU.S.ChinaROW

 Laser systems enabling industry 4.0   *Source: Laser Markets Research  37  Significant growth from high-end laser systems   Industrial lasers are key components in automated processing systemsHealthcare is an additional growth driver of laser systems High performance coolers provide excellent reliability for laser systems  Drivers    Total Laser Market*  (USD millions)  15% high-end CAGR  7% total market CAGR

     Broaden portfolio of solutions through collaborative innovation      PES summary  38  Market leader  e-Mobility, industrial and renewable energy markets poised for growth  Innovation  Global capabilities  Global service network with local design expertise  Operational excellence  Focus on operational excellence for accelerated profit growth  PES is executing on significant profit growth through innovation and operational excellence    “Top of the pyramid”  Continued execution enhances top of the pyramid positioning

   Elastomeric Material SolutionsChris Shadday Senior Vice President and General Manager

EMS key messages

Near-term focus	• Demand for more resilient materials driving growth of silicones portfolio • Growing portfolio allows EMS to leverage our global commercial presence • Emerging technologies in Automotive drive opportunities for higher performance materials
Growth drivers	• Pace of technological change continues to accelerate in core markets • More demanding technologies require more advanced materials • Many small-to-mid sized advanced material companies with differentiated technologies for potential M&A
Long-term outlook	• Organic growth opportunities supported by market and technology trends • Significant opportunities for global growth in newly acquired businesses • Diversified portfolio offers stable long-term growth potential • Inorganic growth opportunities with top of the pyramid materials

EMS portfolio positioned for steady organic growth and strong inorganic opportunities

ROGERS CORPORATION 40

EMS business overview

Key business metrics
Full year 2016

$203 mm
1H'17 $154 mm
Sales

17.2%
1H'17 22.3%
Segment adjusted operating margin*



Other EMS
21%
General Industrial
38%
Footwear
6%
Aerospace
6%
Automotive
8%
Portable Electronics
21%
Vertical applications
1H'17

Portfolio highlights

- Diversified portfolio across markets and applications
- New North American based acquisitions offer the opportunity to leverage global footprint
- Strong customer loyalty
- Product performance is a critical customer criteria

Diverse portfolio of applications across global markets providing many vectors for growth

*See reconciliation of segment adjusted operating margin to segment operating margin in the appendix, for both 2016 and the first half of 2017

ROGERS CORPORATION 41

EMS market applications

Market application		Next 5 years	Competitive advantages
General industrial	38%		• Technology leadership • Strong customer loyalty in all regions • Growing diversity of material portfolio
Portable electronics	21%		• Market leadership with strong position across OEMs • Well positioned for technology changes • Changing OEM competitive landscape; new OEMs offering new opportunities
Automotive	8%		• Sealing and isolation solutions • Technology leadership • Well positioned in fast growing EV segment
EMS Business Unit			• Strong market position in key segments • Diversified market and product portfolio • Global resources to drive growth in acquisitions

Attractive mix of steady growth and high-potential applications

ROGERS CORPORATION 42

 General industrial  Source: Internal Data  43  Significant opportunity to globalize acquired businesses  More demanding technologies across industries drive needs for high-performing materialsDiverse portfolio offers steady growth opportunitiesNewly acquired businesses have high NA concentration… opportunity to leverage global resources to drive growth  Drivers    Geographic mix (acquired businesses)

 Portable electronics  *Source: IDC  44  Competitive and rapidly changing market providing new challenges and opportunities  Device replacement cycles ensure large market size and steady growthConstant innovation provides ongoing stream of new challenges and opportunities (e.g., OLED displays)Maturing market means greater competitive pressure to preserve share leadership  Drivers    Portable electronics market*  (smartphone and tablet shipments in millions)  3.4% CAGR

 Automotive  *Source: IDC  45  Planning for steady growth from traditional auto seals and gaskets; accelerated growth from EV/HEVs  Tighter tolerances mean new opportunities in traditional sealing and gasketingGrowth in EV/HEV driving growth in battery separator and sealing applicationsEmerging technologies in Automotive expected to drive need for improved sealing, gasketing and vibration damping materials  Drivers    Light vehicle market*  (millions of vehicles)  CAGR’sLight vehicles: 2%Electric vehicles: 27%

     Continue to use synergistic M&A for growth, and build upon strong track record with recent acquisitions      EMS summary  46  Diverse market opportunities  Diverse application areas provide increased consistency and significant growth opportunities  Synergistic M&A  Global capabilities  Leverage global capabilities for revenue synergies and organic growth  Operational excellence  Focus on operational excellence for increased profitability  EMS is a core strategic business unit for Rogers, with several strong organic and inorganic growth opportunities    “Top of the pyramid”  Rapid pace of technological change moves markets toward Rogers’ top of the pyramid position

   Financial overviewJanice Stipp Senior Vice President and Chief Financial Officer, Principal Financial Officer

Recent financial highlights – Q2 2017

Accelerating revenue growth

- Strong revenues across all Rogers' strategic business units
- Q2 revenue up 28% year-over-year
- Turned the corner on the industrial recession

Increasing profitability

- Q2 gross margins of 40.0%, increasing 180 basis points
- Adjusted operating margins* of 19.1%, increasing 560 basis points
- Adjusted EPS* of $1.33, up 51.1% versus last year

Consistently strong balance sheet

- Strong cash position on balance sheet with $177M at Q2 period end
- Cash / debt essentially neutral
- 2017 YTD operating cash flow of $64M, and free cash flow** of $54M
- Completed 2 recent acquisitions, and balance sheet remains strong

Strong performance across all strategic business units

*See reconciliations in the appendix: adjusted operating margin to operating margin and adjusted earnings per diluted share to earnings per diluted share.

**Free cash flow is calculated by subtracting GAAP capital expenditures from GAAP net cash provided by operating activities from continuing operations, with reconciliation shown in the appendix.

ROGERS CORPORATION 48

Financial priorities

Revenue growth	Expand earnings	Cash flow, capital structure, capital allocation
• Profitable organic growth • Strategic acquisitions • Research and development funding product innovation • Further diversify customer base and platform mix	• Execute integration and synergy plans • Operational excellence • Leverage SG&A with growth • Increase engineering investment to support cost reductions • Supply chain leverage	• Deploy free cash flow strategically • Improve working capital efficiency • Optimize capital structure • Strong balance sheet and liquidity • Return excess cash to shareholders

Top quartile operating profit growth; generate shareholder returns

ROGERS CORPORATION 49

 Financial performance  50  *See reconciliations in the appendix: adjusted EPS to EPS and adjusted operating margin to operating margin.  Strategic focus increasing revenues; operating discipline driving margin expansion  Sales  Margins  Significant growth    *Adj. EPS +77% ’12-’16  $499M  $656M    *Adj. OM +520 bps ’12-’16  620 bps gross margin increase ’12-’16  $405M

Confidence in organic growth

Strategic business units	Organic growth*	Revenue %	Comments on foundations for strong organic growth
Advanced Connectivity Solutions (ACS)	High single digits	35-40%	• Early 4.5G deployments, 5G accelerating, continued 4G LTE spend • Automotive radar penetration exceeding expectations • Aerospace & defense market providing growth
Elastomeric Material Solutions (EMS)	Mid single digits	35-40%	• Growth in base business with industrial recession behind us • Outpacing market and GDP • Synergistic acquisitions increasing growth rate • Significant international opportunities for growth
Power Electronics Solutions (PES)	Mid to high single digits	20-25%	• e-Mobility growing significantly • Ongoing adoption of products for cleaner energy solutions • New applications for micro channel coolers providing significant growth potential

Solid foundations support organic growth

Note: Other segment sales are not included above with the core business segments.
*3 year outlook on an organic basis.

ROGERS CORPORATION
51

Delivering value through M&A


Q1 2011
curamik
Q1 2015
ARLON
Q4 2016
DEWAL
Q1 2017
Diversified Silicone Products
Future transactions…

Synergistic M&A focus

- Augments and accelerates growth and core innovation
- Access to new markets and customers
- Rigorous deal review process with committed return on capital
- Integration focus on:
  - Integrating and scaling through the channel
  - Delivering defined synergies
  - Retention of acquired talent
- History of delivering growth and returns

Synergistic M&A enhances increased growth profile, accelerates value creation

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 Significant diversification  53  Diversifying customer base and product offerings  Sales by customer  Key growth drivers and markets  Growth drivers focused on market-driven innovation increasing faster  2016  2012  Advanced mobility  Advanced connectivity  Other  Aerospace & defense  General industrial  Clean / renewable energy  Top 10  2016  Customer 1  Customer 2  Customer 3  Customer 4  Customer 5  Customers 6-10

 Vision for Rogers: 2020 financial objectives  *See reconciliations in the appendix: adjusted EPS to EPS and adjusted operating income and margin to operating income and margin.  54  Strong growth and operating leverage drive margin expansion  Organic revenue growth and synergistic M&A  Adjusted operating income* growth faster than revenue  CAGR 15%  Synergistic M&A  7% organic  15% with M&A  480 bps increase  $656M  $875M  $1.2B  $100M  $235M  Adj. EPS*  Adj. EPS*    +21%*Adj. EPS CAGR ’16-’20

 Initiatives for operational excellence  55  Operational excellence drives continued margin expansion  Optimizing utilization  Improving productivity and yield  Increasing flexibility and repurposing underutilized assets  Increase utilization of shared services  Footprint  Process  Cost structure  Back office    Gross margin initiatives to drive to 40% target  1H1739.7%

 Further improving cost structure  56  *See reconciliations in the appendix: adjusted operating margin to operating margin.  Lean cost structure allows for investment in engineering and higher margins  Lowering costs of goods sold  Increasing R&D  Increasing adjusted operating margin*  620 bps improvement      50 bps increase  520 bps improvement  $50M  $100M  $29M  $19M

         Capital allocation priorities  57  Execute strategic priorities  Strong balance sheet and cash generationInvest in business and pursue synergistic M&ANew product innovations and operational excellence  Ensure adequate liquidity  Optimize capital structure  Distribute excess cash  Maintain sufficient cash balanceContinue to ensure adequate capital resources  Target sustainable capital structureSustain strategy execution over time  Excess cash to be distributed through execution of share repurchase program  Focus on value enhancing investments

Capital allocation

Historical deployment*
Debt repayment ~46%
Capital expenditures ~26%
Stock repurchase ~17%
Net acquisitions** ~11%

Capital spending	• Revenue growth • Footprint optimization • Process improvements
Share repurchases	• Return cash to shareholders • Increase EPS • Reward investors
Synergistic M&A	• Enhance growth platform • Increase market leadership • Deliver more significant value

Capital allocation flexibility remains focused on long-term shareholder value creation

*Historical capital deployment from 2014-2016
**Gross cash outflow for acquisitions from 2014-2016 of $292M.

ROGERS CORPORATION

58

       Continuing to optimize cost structure while investing for growth      Rogers outperforms  59  Track record  Track record of strong financial performance  Growth  Accelerating growth through innovations and acquisitions  Cost structure  Flexibility  Significant operational and financial flexibility  Capital allocation  Strong cash generation and accretive deployment plan  Consistently delivering value; outperformance continues

 Outperform major indices  Significant shareholder returns  Source: IR insight price performance 2012 through August 1, 2017  60  +229%  +97%  +93%

   Questions and answersBruce Hoechner and executive team

A transformed company...

Leadership and culture	• Highly experienced leadership team driving disciplined execution of our proven strategy • Results-oriented "One Rogers" culture: ethical; team-based; customer-focused
Innovation	• Concentrated focus on higher market growth innovation opportunities • New product development capabilities expanding technology leadership
Operational excellence and diversification	• Operational excellence capabilities creating significant competitive advantages • Greater diversification of markets, customers and technology
"Top of the Pyramid" portfolio	• Top of the pyramid portfolio positioning; technology leadership, customer service • Organic business and synergistic M&A offering strong growth opportunities

Vision 2020: 15% total revenue growth; 20% adjusted operating margin

ROGERS CORPORATION 62

 Presenters

 Presenters  64    Bruce D. HoechnerPresident and Chief Executive OfficerPrincipal Executive Officer  Bruce Hoechner joined Rogers as President and CEO in 2011. During his tenure, the company significantly increased revenues, margins and cash flow, through organic growth and acquisitions. Prior to Rogers, Bruce spent 30 years with Rohm and Haas Company / Dow Chemical, where he led a number of global specialty chemical business units and eventually served as President of Dow Advanced Materials, Asia Pacific region, with revenues of more than $2B.    Robert C. DaigleSenior Vice President and Chief Technology Officer    Bob Daigle joined Rogers in 1988. He has led the company’s R&D organization since 2003, where he is responsible for new product development and market-driven innovation to drive Rogers’ growth. Also while with Rogers, Bob has held a number of leadership roles, including head of Corporate Development, Corporate Marketing, Vice President of the Advanced Connectivity Solutions business, and Vice President of the Power Electronics Solutions business.

 Presenters  65      Jeffrey M. GrudzienSr. Vice President and General ManagerAdvanced Connectivity Solutions  Jeff Grudzien joined Rogers in 2000 and has served in a number of sales and marketing leadership roles during his tenure. Since 2012, Jeff has led the Advanced Connectivity Solutions business. Before that, Jeff served as Vice President of Sales & Marketing for all of Rogers’ product lines. Jeff has over 33 years of business experience, primarily in Sales and Marketing roles for specialty engineered products.     Helen ZhangSr. Vice President and General ManagerPower Electronics Solutions  Helen Zhang joined Rogers in May 2012 as Vice President, leading the company’s Power Electronics Solutions business unit, as well as Rogers’ Asia region. Prior to Rogers, Helen spent more than 20 years with Dow Chemical where she held a variety of leadership positions in the specialty chemicals business, and led two joint ventures in the Asia region.

Presenters



Christopher R. Shadday

Sr. Vice President and General Manager

Elastomeric Material Solutions

Chris Shadday joined Rogers in 2014 as Vice President of Marketing for the Elastomeric Material Solutions business and took over leadership of the division in early 2016. Prior to joining Rogers, Chris spent 28 years in manufacturing and commercial leadership roles within Rohm and Haas Company and its subsidiaries, including the role as President of a specialty chemical joint venture company between Rohm and Haas and Rockwood Specialties.



Janice E. Stipp

Sr. Vice President and Chief Financial Officer

Principal Financial Officer

Janice Stipp joined in 2015 serving as Chief Financial Officer of Rogers Corporation. Janice brings 35 years of finance and accounting experience to her role, including over 10 years of CFO experience, for public and private companies across the manufacturing, technology and automotive industries. Janice serves on the Board of Directors for Arcbest and Plygem, and is on the Michigan State University Accounting Advisory Board.

ROGERS CORPORATION 66

Appendix

 Non-GAAP information  68  This presentation includes the following financial measures that are not presented in accordance with generally accepted accounting principles in the United States of America (“GAAP”): Adjusted earnings per diluted share, which the Company defines as earnings per diluted share excluding acquisition-related amortization of intangible assets and discrete items, such as restructuring expenses, certain costs associated with acquisitions, and gains or losses on asset or business dispositions (collectively, “Discrete Items”)Adjusted operating income, which the Company defines as operating income excluding acquisition-related amortization of intangible assets and Discrete Items; Adjusted operating margin, which the Company defines as operating margin excluding acquisition-related amortization of intangible assets and Discrete Items.Management believes each of these measures is useful to investors because they allow for comparison to the Company’s performance in prior periods without the effect of items that, by their nature, tend to obscure the Company’s core operating results due to the potential variability across periods based on the timing, frequency and magnitude. As a result, management believes that adjusted net sales, adjusted earnings per diluted share, adjusted EBITDA, adjusted operating income, adjusted operating margin and adjusted EBITDA margin enhance the ability of investors to analyze trends in the Company’s business and evaluate the Company’s performance relative to peer companies. However, non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation from, or solely as alternatives to, financial measures prepared in accordance with GAAP. In addition, these non-GAAP financial measures may differ from similarly named measures used by other companies. Reconciliations of the differences between these non-GAAP financial measures and their most directly comparable financial measures calculated in accordance with GAAP are set forth at the end of this document.

 69    1H-17  FY-20  FY-16  FY-15  FY-14   FY-13   FY-12                  Operating margin  17.8%  18.0%  12.8%  11.9%  13.3%  9.2%  5.1%   Environmental accrual adjustment  -  -  (0.1%)  0.5%  -  -  -   Pension curtailment & settlement charges  -  -  -  -  0.9%  0.3%  0.4%   Restructuring, severance and other related costs  0.4%  -  0.2%  0.3%  -  0.9%  1.3%   Manufacturing site optimization  -  -  -  -  -  -  1.5%   Purchase accounting inventory adjustment  0.4%  -  0.1%  0.2%  -  -  -   Asbestos  -  -  -  -  -  -  0.6%   Gain on sale of non-core assets  (0.2%)  -  -  -  -  -  -   Acquisition/ divestiture related costs  0.5%  -  0.6%  -  0.4%  -  -   Integration costs  -  -  -  0.8%  -  -  -   Relocation charges – Curamik’s final inspection operation  -  -  -  -  -  0.2%  -   Impairment charge on investment  -  -  -  -  -  0.8%  -   Other special charges  -  -  -  -  -  0.1%  0.2%  Operating margin plus Discrete Items  18.9%  18.0%  13.6%  13.7%  14.6%  11.5%  9.1%   Acquisition intangible amortization  1.7%  2.0%  1.6%  1.7%  1.0%  1.1%  0.9%  Adjusted operating margin  20.6%  20.0%  15.2%  15.4%  15.6%  12.6%  10.0%  Adjusted operating margin reconciliations, 2012-2016, 2020 and 1H 2017

 Free cash flow reconciliations  70    1H-17  FY-16  FY-15  FY-14  FY-13  FY-12                Operating cash flow from continuing operations  $64.5  $117.0  $73.9  $85.2  $77.2  $40.4   Less capital expenditures  $9.7  $18.1  $24.8  $28.8  $16.9  $23.8  Free cash flow  $54.8  $98.9  $49.1  $56.4  $60.3  $16.6  ($ in millions)

 71    ACS  ACS  EMS  EMS  PES  PES    1H-17 ($)  1H-17 (%)  1H-17 ($)  1H-17 (%)  1H-17 ($)  1H-17 (%)                Operating income and margin  $32.9  21.5%  $27.0  17.5%  $8.6  9.9%   Restructuring severance and other related costs  $0.8  0.5%  $0.5  0.3%  $0.4  0.5%   Purchase accounting inventory adjustment  -  -  $1.6  1.0%  -  -   Gain on sale of non-core assets  ($0.4)  (0.3%)  ($0.3)  (0.2%)  ($0.2)  (0.2%)   Acquisition related costs  -  -  $2.1  1.4  -  -  Operating margin plus Discrete Items  $33.3  21.7%  $30.9  20.0%  $8.8  10.2%   Acquisition intangible amortization  $1.6  1.1%  $3.6  2.3%  $1.7  2.0%  Adjusted operating income and margin  $34.9  22.8%  $34.5  22.3%  $10.5  12.1%  Segment adjusted operating income and operating margin reconciliations 1H 2017  ($ in millions)

 72  Segment adjusted operating income and operating margin reconciliations 2016    ACS  ACS  EMS  EMS  PES  PES    FY-16 ($)  FY-16 (%)  FY-16 ($)  FY-16 (%)  FY-16 ($)  FY-16 (%)                Operating income and margin  $44.0  15.8%  $26.6  13.1%  $6.0  3.9%   Environmental accrual adjustment  ($0.4)  (0.1%)  ($0.2)  (0.1%)  ($0.2)  (0.1%)   Restructuring severance and other related costs  $0.7  0.3%  $0.3  0.1%  0.3  0.2%   Purchase accounting inventory adjustment  -  -  $0.9  0.4%  -  -   Acquisition related costs  -  -  $3.8  1.9%  -  -  Operating margin plus Discrete Items  $44.3  16.0%  $31.4  15.4%  $6.1  4.0%   Acquisition intangible amortization  $3.2  1.1%  $3.7  1.8%  $3.8  2.5%  Adjusted operating income and margin  $47.5  17.1%  $35.1  17.2%  $9.9  6.5%  ($ in millions)

 73        Q2-17 ($)  Q2-17 (%)  Q2-16 ($)  Q2-16 (%)                Operating income and margin      $32.8  16.3%  $18.8  11.9%   Restructuring severance and other related costs      $1.1  0.5%  -  -   Acquisition related costs      $0.9  0.5%  -  -  Operating margin plus Discrete Items      $34.8  17.3%  $18.8  11.9%   Acquisition intangible amortization      $3.6  1.8%  $2.5  1.6%  Adjusted operating income and margin      $38.4  19.1%  $21.3  13.5%  Adjusted operating income and operating margin reconciliations, Q2-2017 and Q2-2016  ($ in millions)

 74    Q2-17 ($)  Q2-16 ($)  1H-17 ($)  FY-20 ($)  FY-16 ($)  FY-12 ($)                Earnings per diluted share  $1.13  $0.29  $2.60  $7.05  $2.65  $3.97  Restructuring, severance and other related costs   $0.04  -  $0.07  -  $0.04  $0.63  Acquisition related costs  $0.03  -  $0.07  -  $0.13  -  Tax discrete items  -  $0.49  -  -  $0.49  ($2.94)  Environmental charge  -  -  -  -  ($0.03)  -  Purchase accounting inventory adjustment  -  -  $0.05  -  $0.03  -  (Gain) / loss on the sale of non-core assets  -  -  ($0.03)  -  $0.01  -  Asbestos charge for forecast period change  -  -  -  -  -  $0.13  Foreign currency and copper hedging valuation adjustments  -  -  -  -  -  $0.05  Impairment for auction rate security liquidation  -  -  -  -  -  $0.10  Inventory revaluation  -  -  -  -  -  ($0.09)  Other special charges, net  -  -  -  -  -  $0.06  Total Discrete Items   $0.07   $0.49   $0.16   -   $0.67   ($2.06)  Earnings per diluted share, adjusted for Discrete Items   $1.20   $0.78   $2.76   $7.05   $3.32   $1.91  Acquisition intangible amortization  $0.13  $0.10  $0.25  $0.85  $0.40  $0.19  Adjusted earnings per diluted share   $1.33   $0.88   $3.01   $7.90   $3.72   $2.10  Adjusted EPS reconciliations